                                                                    EXHIBIT 99.5

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB2

              [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                AUGUST [18], 2005

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                           SCENARIO                            1               2               3
--------------------------------------------------- ------------------- --------------- --------------- ---------------
                                              SPEED             PRICING   75% pricing     100% pricing   125% pricing
                                              RATES                         Forward         Forward         Forward
                                           TRIGGERS                          Fail             Fail            Fail
                                       CLEANUP CALL                       To Maturity     To Maturity     To Maturity
                                DEFAULT P&I ADVANCE                       100% Advance    100% Advance    100% Advance
                                   DEFAULT SEVERITY                           50%             50%             50%
                               DEFAULT RECOVERY LAG              Months    12 months       12 months       12 months
                                    DEFAULT BALANCE                     Current Balance Current Balance Current Balance
                                    CPR = CDR + CRR    Capped at prepay
                                          CPR = CRR        PSA standard    CPR = CRR       CPR = CRR       CPR = CRR
--------------------------------------------------- ------------------- --------------- --------------- ---------------
                       INITIAL
             (M/S)       BOND                  SUB-
CLASS       RATINGS      SIZE            ORDINATION
---------- ----------- ------- -------------------- ------------------- --------------- --------------- ---------------

A           Aaa/AAA     88.90                 11.70 CDR
                                                    CummLosses

M1         Aa1 / AA+     2.25                  9.45 CDR
                                                    CummLosses

M2         Aa2 / AA      2.05                  7.40 CDR
                                                    CummLosses

M3         Aa3 / AA-     1.40                  6.00 CDR
                                                    CummLosses

M4          A1 / A+      1.05                  4.95 CDR
                                                    CummLosses

M5          A2 / A       0.85                  4.10 CDR
                                                    CummLosses

M6          A3 / A-      0.50                  3.60 CDR
                                                    CummLosses

B1         Baa1 / BBB+   1.00                  2.60 DM (Price: 100.000)            145             146             143
                                                    CDR                          5.246           4.964           4.801
                                                    CummLosses                    8.63%           6.38%           4.99%

B2         Baa3 / BBB    1.00                  1.60 DM (Price: 100.000)            201             193             185
                                                    CDR                          4.546           4.065           3.725
                                                    CummLosses                    7.63%           5.32%           3.94%

B3          Ba2 / BBB-   1.00                  0.60

TARGET OC                   -                  0.60

INITIAL OC                  -                  0.60

                   4               5               6               7              8                9
----------- --------------- --------------- --------------- --------------- --------------- ---------------
              75% pricing    100% pricing    125% pricing    100% pricing    100% pricing    125% pricing
             Forward + 100   Forward + 100   Forward + 100   Forward + 200   Forward + 200   Forward + 200
                 Fail            Fail             Fail           Fail            Fail            Fail
              To Maturity     To Maturity     To Maturity     To Maturity     To Maturity     To Maturity
              100% Advance    100% Advance    100% Advance   100% Advance     100% Advance    100% Advance
                   50%            50%              50%           50%              50%             50%
               12 months       12 months        12 months      12 months       12 months       12 months
            Current Balance Current Balance Current Balance Current Balance Current Balance Current Balance

               CPR = CRR       CPR = CRR       CPR = CRR       CPR = CRR       CPR = CRR       CPR = CRR
----------- --------------- --------------- --------------- --------------- --------------- ---------------
CLASS
----------  --------------- --------------- --------------- --------------- --------------- ---------------

A

M1

M2

M3

M4

M5

M6

B1                     135             127             117             117             100              86
                     4.286           3.993           3.865           3.410           3.185           3.154
                      7.25%           5.24%           4.08%           5.92%           4.25%           3.37%

B2                     188             162             146              91             125             106
                     3.739           3.166           2.836           2.946           2.394           2.162
                      6.43%           4.23%           3.04%           5.19%           3.25%           2.35%

B3

TARGET OC

INITIAL OC